Asset Impairment Expense	12 Months Ended
Dec. 31, 2021
Impairment or Disposal of Tangible Assets Disclosure [Abstract]
ASSET IMPAIRMENT EXPENSE	ASSET IMPAIRMENT EXPENSE

Year ended December 31, (in millions)	2022	2021	2020
Maritza	$468	$—	$—
TEG TEP	193	—	—
Jordan	76	—	—
Ventanas 3 & 4	—	649	—
Puerto Rico	—	475	—
Angamos	—	155	564
Buffalo Gap III	—	91	—
Buffalo Gap II	—	73	—
Mountain View I & II	—	67	—
Buffalo Gap I	—	29	—
Estrella del Mar I	—	11	30
Ventanas 1 & 2	—	—	213
Hawaii	—	—	38
Other	26	25	19
Total	$763	$1,575	$864
TEG TEP — On October 1, 2022, the Company performed the annual goodwill impairment test for the TEG TEP reporting unit. The quantitative impairment test resulted in an estimated fair value of the reporting unit which was less than its carrying amount. The failure of the goodwill impairment test was identified as an impairment indicator for the long-lived assets of the TEG TEP reporting unit. The Company performed an impairment analysis as of October 1, 2022, in which it was determined that the carrying amount of the asset group was not recoverable. The TEG TEP asset group was determined to have a fair value of $311 million using the income approach. As a result, the Company recognized pre-tax asset impairment expense of $193 million. Subsequent to the asset impairment being recorded, the Company re-performed the goodwill test and no impairment was noted. TEG TEP is reported in the Energy Infrastructure SBU reportable segment.
Jordan — In November 2020, the Company signed an agreement to sell 26% ownership interest in Amman East and IPP4 for $58 million and as of December 31, 2022, the generation plants were classified as held-for-sale. Due to the delay in closing the transaction, the carrying amount of the asset group in subsequent periods exceeded the agreed-upon sales price and total pre-tax impairment expense of $76 million was recorded during 2022. See Note 24—Held-for-Sale and Dispositions for further information. Amman East and IPP4 are reported in the Energy Infrastructure SBU reportable segment.
Maritza — In May 2022, the Council for the European Union approved Bulgaria’s National Recovery and Resilience plan which commits the country to cease generating electricity from coal beyond 2038. As this plan is expected to prohibit the Company from operating the Maritza coal-fired plant through its estimated useful life, it was determined that an indicator of impairment had occurred. The Company reassessed the useful life of the facility and performed an impairment analysis as of April 30, 2022, in which it was determined that the carrying amount of the asset group was not recoverable. The Maritza asset group was determined to have a fair value of $452 million using the income approach. As a result, the Company recognized pre-tax asset impairment expense of $468 million. Maritza is reported in the Energy Infrastructure SBU reportable segment.
Buffalo Gap — During the fourth quarter of 2021, due to an expired PPA and volatile spot prices in the ERCOT market, management concluded that the carrying value of the long-lived assets of Buffalo Gap I, II, and III wind generation facilities may not be recoverable. As such, the Company performed an impairment analysis and determined that the fair value of each asset group, using the income approach, was zero for Buffalo Gap I, II and III. As a result, the Company recognized pre-tax asset impairment expense of $29 million, $73 million, and $91 million at Buffalo Gap I, II, and III, respectively. Buffalo Gap is reported in the Renewables SBU reportable segment.
Ventanas and Angamos — In August 2020, AES Andes reached an agreement with Minera Escondida and Minera Spence to early terminate two PPAs of the Angamos coal-fired plant in Chile, further accelerating AES Andes’ decarbonization strategy. AES Andes also announced its intention to accelerate the retirement of the Ventanas 1 and Ventanas 2 coal-fired plants. Management will no longer be pursuing a contracting strategy for these assets and the plants will primarily be utilized as peaker plants and for grid stability. Due to these developments, the Company performed an impairment analysis and determined that the carrying amounts of these asset groups were not recoverable. The Angamos asset group was determined to have a fair value of $306 million, using the income approach. As a result, the Company recognized pre-tax asset impairment expense of $564 million and $213 million at Angamos and Ventanas 1 & 2, respectively.
In July 2021, AES Andes entered into an agreement committing to accelerate the retirement of the Ventanas 3, Ventanas 4, Angamos 1, and Angamos 2 coal-fired plants in Chile. Due to these strategic developments, the Company performed impairment analyses as of June 30, 2021, and determined that the carrying amounts of the asset groups were not recoverable. The Ventanas 3 & 4 and Angamos asset groups were determined to have fair values of $12 million and $86 million, respectively, using the income approach. As a result, the Company recognized pre-tax asset impairment expense of $649 million and $155 million, respectively. Ventanas and Angamos are reported in the Energy Infrastructure SBU reportable segment.
Mountain View I & II — In April 2021, the Company approved plans to execute a repowering project for the Mountain View I & II wind facility and signed two new PPAs for the energy and capacity related to the repowered asset. As the repowering will result in decommissioning the majority of the existing wind turbines in advance of their depreciable lives, the execution of the new PPAs was identified as an impairment indicator. The asset group was determined to have a fair value of $11 million using the income approach. As a result, the Company recognized pre-
tax asset impairment expense of $67 million. Mountain View I & II is reported in the Renewables SBU reportable segment.
Puerto Rico — New factors arose in the first quarter of 2021 associated with the economic costs and operational and reputational risks of disposal of coal combustion residuals off island. In addition, new legislative initiatives surrounding the prohibition of coal generation assets in Puerto Rico were introduced. Collectively, these factors along with management’s decision on how to best achieve our stated decarbonization goals resulted in an indicator of impairment at our asset group in Puerto Rico. As such, management performed a recoverability test in accordance with ASC 360 and concluded that Puerto Rico’s undiscounted cash flows did not exceed the carrying value of the asset group. The fair value of the asset group was determined to be $73 million, resulting in pre-tax impairment expense of $475 million. Puerto Rico is reported in the Energy Infrastructure SBU reportable segment.
Estrella del Mar I — In August 2020, the Estrella del Mar I power barge was disconnected from the Panama grid. Upon disconnection, the Company concluded that the barge was no longer part of the AES Panama asset group and performed an impairment analysis. The Company determined that the carrying amount of the asset was not recoverable and recognized asset impairment expense of $30 million. In September 2021, the Company recognized additional asset impairment expense of $11 million due to a change in the estimated market value of the power barge. See Note 24—Held-for-Sale and Dispositions for further information. Estrella del Mar I is reported in the Renewables SBU reportable segment.
Hawaii — In July 2020, the Hawaii State Legislature passed Senate Bill 2629 which will prohibit AES Hawaii from generating electricity from coal after December 31, 2022. Therefore, management further reassessed the economic useful life of the generation facility and a decrease in the useful life was identified as an impairment indicator. The Company performed an impairment analysis and determined that the carrying amount of the asset group was not recoverable. As a result, the Company recognized asset impairment expense of $38 million during the third quarter of 2020. The Company retired the generation facility in August 2022. Hawaii is reported in the Energy Infrastructure SBU reportable segment.